                                                                  EXHIBIT 10.21




                  STANDSTILL AND REGISTRATION RIGHTS AGREEMENT

         THIS AGREEMENT, dated as of June 28, 1996, is between PerSeptive Biosystems, Inc. a Delaware corporation ("PBIO"), and ChemGenics Pharmaceuticals Inc., a Delaware corporation (the "Company").

                                   WITNESSETH:

         WHEREAS on the date hereof, PBIO is acquiring 9,792,679 shares (the "Shares") of Common Stock, par value $0.001 per share, of the Company (the "Common Stock") and a warrant (the "Warrant") to purchase up to 4,896,335 additional shares of Common Stock (the "Warrant Shares") for investment purposes pursuant to the terms of a Master Agreement, dated as of May 7, 1996 (the "Master Agreement;" terms capitalized and not defined herein shall have the meaning ascribed to them in the Master Agreement); and

         WHEREAS the execution and delivery of this Agreement by the parties is a condition precedent to the parties' obligations under the Master Agreement.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements set forth herein and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows:


                                    ARTICLE I

                         REPRESENTATIONS AND WARRANTIES

         Section 1.01 PBIO represents and warrants to the Company as follows:

                  (a) PBIO has full legal right, power and authority to enter into and perform this Agreement. The execution and delivery of this Agreement by PBIO and the consummation by PBIO of the transactions contemplated hereby have been duly authorized by all necessary corporate action on behalf of PBIO. This Agreement is a valid and binding obligation of PBIO enforceable against PBIO in accordance with its terms.

                  (b) Neither the execution and delivery of this Agreement by PBIO nor the consummation by PBIO of the transactions contemplated hereby conflicts with or constitutes a violation of or default under the charter or by-laws of PBIO, any statute, law, regulation, order or decree applicable to PBIO, or any contract, commitment, agreement, arrangement or restriction of any kind to which PBIO is a party or by which PBIO is bound.
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         Section 1.02 The Company represents and warrants to PBIO as follows:

                  (a) The Company has full legal right, power and authority to enter into and perform this Agreement. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action on behalf of the Company. This Agreement is a valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

                  (b) Neither the execution and delivery of this Agreement by the Company nor the consummation by the Company of the transactions contemplated hereby conflicts with or constitutes a violation of or default under the charter or by-laws of the Company, any statute, law, regulation, order or decree applicable to the Company, or any contract, commitment, agreement, arrangement or restriction of any kind to which the Company is a party or by which the Company is bound.


                                   ARTICLE II

                          LIMITATIONS AND RESTRICTIONS

         Section 2.01. Restrictions on Certain Actions by PBIO. PBIO agrees that until the tenth anniversary of this Agreement, PBIO will not, nor will it permit any of its affiliates or associates (as such terms are used in Rule 12b-2 of the Securities Exchange Act of 1934 (the "Exchange Act"), these terms to have such meaning throughout this Agreement), unless in any such case specifically invited to do so by the Board of Directors of the Company, to:

                  (a) acquire, announce an intention to acquire, offer or propose to acquire, by purchase, by gift, by joining a partnership, limited partnership, syndicate or other entity or "group" (as such term is used in Section 13(d)(3) of the Exchange Act, such term to have such meaning throughout this Agreement) or otherwise, any (i) assets, businesses or properties of the Company other than in the ordinary course of business or pursuant to the express terms of the Consulting and Interim Services Agreement and/or the License Agreement between PBIO and the Company, each dated the date hereof, or (ii) shares of Common Stock or any securities convertible into, exchangeable for or exercisable for Common Stock, or any put, call, or other derivative security related to the Common Stock (all such securities, collectively, "Voting Securities"), provided, however, that this provision shall not prevent PBIO from exercising either the Warrant or its rights pursuant to Section 5.06 of the Master Agreement.

                  (b) participate in the formation or encourage the formation of, or join or in any way participate with, any "person" (as such term is used in Section 13(d)(3) of the Exchange



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Act and Section 2(2) of the Securities Act of 1933 (the "Securities Act"), such term to have such meaning throughout this Agreement) which owns or seeks to acquire beneficial ownership of Voting Securities;

                  (c) solicit, or participate in any "solicitation" of "proxies" or become a "participant" in any "election contest" (as such terms are defined or used in Regulation 14A under the Exchange Act, these terms to have such meaning throughout this Agreement) with respect to the Company;

                  (d) initiate, propose or otherwise solicit stockholders for the approval of one or more stockholder proposals with respect to the Company or induce any other person to initiate any stockholder proposal;

                  (e) seek to place any representative on the Board of Directors of the Company, or to prevent the election of any person to the Board of Directors nominated and recommended by the Board of Directors, or to affect the size of or composition of the Company's Board of Directors, or seek to have called any meeting of the stockholders of the Company or seek any consent of stockholders in lieu of a meeting, except that PBIO may cause the nomination of individuals to the Company's Board of Directors pursuant to the PBIO Voting Agreement of even date herewith;

                  (f) deposit any Voting Securities in a voting trust or, except as specifically contemplated by this Agreement, the Master Agreement or the PBIO Voting Agreement, subject them to a voting agreement or other agreement or arrangement with respect to the voting of such Voting Securities;

                  (g) otherwise act, alone or in concert with others, to seek to control the management, Board of Directors, policies or affairs of the Company (except through PBIO's representative(s) on the Company's Board of Directors and Executive Committee, if any, acting in their capacity as such) or solicit, propose, seek to effect or negotiate with any other person (including, without limitation, the Company) with respect to any form of business combination or other extraordinary transaction with the Company or any of its subsidiaries or any restructuring, recapitalization, similar transaction or other transaction not in the ordinary course of business with respect to the Company or any of its subsidiaries, solicit, make or propose or negotiate with any other person with respect to, or announce an intent to make, any tender offer or exchange offer for any securities of the Company or any of its subsidiaries, or publicly disclose an intent, purpose, plan or proposal with respect to the Company, any of its subsidiaries or any securities or assets of the Company or any of its subsidiaries, that would violate the provisions of this Section 2.01, or assist, participate in, facilitate or solicit any effort or attempt by any person to do so or seek to do any of the foregoing; or




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                  (h) request the Company (or its directors, officers, employees or agents) to amend or waive any provision of this Agreement (including, without limitation, this Section 2.01(h)) or otherwise seek any modification to or waiver of any of the agreements or obligations of PBIO, its affiliates or its associates under this Agreement.

                  Section 2.02. Restrictions on Sales by PBIO. PBIO agrees that until the third anniversary of this Agreement, it will not, nor will it permit any of its affiliates or associates, to sell, solicit an offer to sell, agree to sell, offer or propose to sell (collectively "Sell"), any Voting Securities of the Company or derivative securities relating thereto ("Company Securities"); and thereafter (i) during the period commencing on June 29, 1999 and ending June 28, 2000 will not Sell any Company Securities other than up to 979,268 Shares plus up to 10% of the Warrant Shares actually acquired by PBIO upon exercise of the Warrant; (ii) during the period commencing on June 29, 2000 and ending June 28, 2001 will not Sell any Company Securities other than up to 1,958,536 Shares plus (a) such number of Shares permitted to be sold in the prior year and not sold and (b) up to an additional 20% of the Warrant Shares actually acquired by PBIO upon exercise of the Warrant; or (iii) in any year thereafter will not Sell any Company Securities other than up to 3,427,438 Shares plus up to 35% of the Warrant Shares actually acquired by PBIO upon exercise of the Warrant; except as follows:

         (a) PBIO may transfer shares of the Company to a wholly-owned subsidiary subject to all of the terms and conditions of this Agreement, provided that PBIO maintains 100% ownership and voting control of such subsidiary, such subsidiary executes a written agreement satisfactory to the Company to evidence its agreement to be bound hereby, and the certificates for any securities of such subsidiary are marked with a legend restricting the transfer of such securities and specifically referring to this Agreement;

         (b) Following the closing of the Company's initial public offering (the "IPO") of common stock pursuant to a registration statement declared effective by the Securities and Exchange Commission (the "Commission") during the three-year period following the date hereof, if in the written opinion of PBIO's independent public accountants PBIO must consolidate or include the Company's profits and losses in its profit and loss statements unless PBIO reduces its ownership to twenty percent (20%) or less of the Company's Common Stock, and the aggregate amount of losses to be consolidated may reasonably exceed $100,000, in order to avoid such consolidation or inclusion, PBIO shall be permitted to sell or otherwise dispose of such minimum number of shares as is required to reduce PBIO's ownership to the maximum percentage ownership, currently 19.99%, or such lesser amount as may be required in the written opinion of such accountants, in order to avoid such consolidation or inclusion;

         (c) PBIO may sell its shares pursuant to a tender offer for all outstanding shares of the Company's Common Stock approved by the Company's Board of Directors; and




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         (d) Without duplication of any of the shares permitted to be sold pursuant to any of the other provisions of this Section 2.02, PBIO may sell all or any part of the Warrant Shares actually acquired by PBIO upon exercise of the Warrant pursuant to a resale of such shares in a registration contemplated by
Section 3.01, or on a Form S-3 Registration Statement as contemplated by Section 3.02(b) hereof.

                  Section 2.03. Voting. In connection with all matters subject to the vote of security holders of the Company during the term of this Agreement, as long as PBIO (alone or with its affiliates or associates) beneficially owns (calculated in accordance with Rule 13d-3 promulgated under the Exchange Act) at least twenty percent (20%) of the capital stock on a fully diluted basis of the Company, PBIO shall, and shall direct its associates and affiliates to, vote all the Voting Securities owned by them (a) in accordance with the recommendation of the Company's Board of Directors with respect to such matter, provided, however, that PBIO shall not be required to vote in favor of any proposal that would materially impair its rights under this Agreement, the Warrant, the Master Agreement or the License Agreement, or (b) in the absence of a recommendation, in the same proportion as the votes cast by all other holders of the Voting Securities with respect to such matter. As long as PBIO (alone or with its affiliates or associates) beneficially owns less than twenty percent (20%) and more than ten percent (10%) of the Company's voting stock on a fully diluted basis, PBIO will vote in favor of (and take no actions in opposition to) any merger, sale of assets, consolidation or the like involving the Company and recommended by the Company's Board of Directors, and shall vote in favor of and not oppose any proposed merger or sale of all or substantially all of the outstanding shares of the Company's stock recommended by the Company's Board of Directors. PBIO shall be entitled to rely upon the information provided to it in writing by the Company or, in the absence thereof, filed by the Company with the Commission, regarding the number of shares of capital stock outstanding and issuable upon exercise or conversion of options, warrants or the other securities.


                                   ARTICLE III
                               REGISTRATION RIGHTS

                  Section 3.01. "Piggy-Back" Registrations. If at any time after the IPO, the Company shall determine to register for its own account or the account of others under the Securities Act (other than a registration demanded by PBIO pursuant to Section 3.02 hereof) any of its equity securities, other than on Form S-4 or Form S-8 or their then equivalents or otherwise relating to shares of Common Stock to be issued in connection with any acquisition of any entity or business or shares of Common Stock issuable in connection with stock option or other employee benefit plans, it shall send to PBIO written notice of such determination and, if within ten (10) business days after receipt of such notice, PBIO shall so request in writing, the Company shall use its best efforts to include in such registration statement all or any part



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of the Registrable Shares PBIO requests to be registered; provided, however, that prior to the third anniversary of this Agreement, the Company shall not be required to include in any such registration statement any shares other than shares issued or issuable upon exercise of the Warrant ("Warrant Shares"), and provided further that as a condition to including any Warrant Shares in such a registration statement PBIO shall have either acquired such shares or irrevocably agreed to acquire such shares upon the effectiveness of the registration statement. As used in this Article III, the term "Registrable Shares" shall include: (i) the Shares; (ii) any additional shares of Common Stock acquired by PBIO pursuant to Section 5.06 of the Master Agreement and
(iii) any shares of Common Stock acquired by PBIO upon exercise of the Warrant.

         If, in connection with any offering involving an underwriting, the managing underwriter shall impose a limitation on the number of shares of Common Stock which may be included in the registration statement because, in its judgment, such limitation is necessary to effect an orderly public distribution, then the Company shall be obligated to include in such registration statement only such limited portion (which may be none) of the Registrable Shares with respect to which PBIO has requested inclusion pursuant hereto as may reasonably be determined by the managing underwriters; provided, that inclusion of any of PBIO's Registrable Shares shall be subordinate to the currently existing "piggyback" registration rights granted by the Company. Any inclusion of Registrable Shares in an offering, when the managing underwriter has so limited the number of shares that may be included in such offering, shall be allocated as follows: first, pro rata among the holders of registration rights granted by the Company prior to the date hereof seeking to include their shares, in proportion to the number of shares of Common Stock (whether or not such shares are sought to be included in such offering) held by such persons; and thereafter, to PBIO. The Company shall have the right to withdraw any registration initiated by it pursuant to this Section 3.01.

                  Section 3.02. Registrations on Form S-3. (a) In addition to the rights provided PBIO in Section 3.01 above, if the registration of Registrable Shares under the Securities Act can be effected on Form S-3 (or any similar form promulgated by the Commission), then, at any time after the third anniversary of this Agreement, upon the written request of PBIO, the Company will use its best efforts to effect qualification and registration under the Securities Act on Form S-3 of such portion of the Registrable Shares as PBIO shall specify, up to the lesser of (i) twenty-five percent (25%) of the Registrable Shares then held by PBIO, and (ii) the amount of Registrable Shares then held by PBIO and permitted to be sold under Section 2.02 of this Agreement; provided, however, the Company shall not be required to effect a registration pursuant to this Section 3.02 unless the market value of the Registrable Shares to be sold in any such registration shall be estimated to be at least $1,000,000 at the time of filing such registration statement, and further provided that the Company shall not be required to effect more than one (1) registration during any twelve (12) month period pursuant to this Section 3.02 and four (4) registrations in the aggregate under this Section 3.02. No request for registration



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under this Section 3.02 may be made within the one hundred and eighty day period after the effective date of a registration statement filed by the Company or while the Company is in the process of preparing a registration statement.

           (b) In addition to the rights provided PBIO in Sections 3.01 and 3.02(a) above, if the registration of Registrable Shares under the Securities Act can be effected on Form S-3 (or any similar form promulgated by the Commission), then, on one occasion at any time upon the exercise of the Warrant or delivery by PBIO to the Company of its irrevocable agreement to exercise the Warrant (unless the per share price of the Shares on the date of the effectiveness of the Registration Statement is 20% or more less than the price on the date of such notice (a "20% Decline")) upon the effectiveness of the registration statement contemplated by this Section 3.02(b), upon the written request of PBIO, the Company will use its best efforts to effect qualification and registration under the Securities Act on Form S-3 of such portion of the Registrable Warrant Shares as PBIO shall have so acquired or agreed to acquire and shall specify in writing to the Company; provided, however, (i) the Company shall not be required to effect a registration pursuant to this Section 3.02(b) unless the market value of the Registrable Shares to be sold in any such registration shall be estimated to be at least $1,000,000 at the time of filing such registration statement, (ii) the Company shall not be required to effect more than one (1) registration under this Section 3.02(b) unless the Warrant is not exercised as a result of a 20% Decline, in which event PBIO shall have the right to request an additional registration under this Section 3.02(b) no earlier than twelve months later, (iii) if a registration statement under this
Section 3.02(b) shall be in connection with a firm commitment underwriting, then the underwriter shall be reasonably acceptable to the Company, (iv) notwithstanding Section 3.07, PBIO shall pay directly or reimburse the Company on demand for fifty percent (50%) of all reasonable costs and expenses of such registration, including, but not limited to, the Company's printing, legal and accounting fees and expenses, Commission and NASD filing fees and "blue sky" fees and expenses, (v) no request for registration under this Section 3.02(b) may be made within the one hundred and eighty day period after the effective date of a registration statement filed by the Company or while the Company is in the process of preparing a registration statement, and (vi) the Company shall have the right to delay the filing or effectiveness of any registration under this Section 3.02(b) for a period of up to ninety days if in the reasonable determination of the Board of Directors of the Company the filing or effectiveness of the registration statement would adversely affect a pending financing of the Company, an acquisition, merger, recapitalization, consolidation, reorganization or other similar transaction by or of the Company, pre-existing and continuing negotiations, discussions or pending proposals with respect to any of the foregoing transactions, or the financial condition of the Company in view of the disclosure of any pending or threatened litigation, claim, assessment or governmental investigation which may be required thereby.

                  Section 3.03 Effectiveness. The Company will use its best efforts to maintain the effectiveness for up to 90 days, and up to two years in the case of a registration pursuant to



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Section 3.02(b) pursuant to which PBIO has exercised the Warrant in accordance with the first sentence thereof, (or in either case such shorter period of time as the underwriters need to complete the distribution of a registered offering or until the securities are actually sold) of any registration statement pursuant to which any of the Registrable Shares are being offered, and from time to time will amend or supplement such registration statement and the prospectus contained therein to the extent necessary to comply with the Securities Act and any applicable state securities statute or regulation. The Company will also provide PBIO with as many copies of the prospectus contained in any such registration statement as it may reasonably request. For a period not to exceed ninety (90) days, the Company shall not be obligated to prepare and file, or be prevented from delaying or abandoning, a registration statement pursuant to this Agreement at any time when the Company, in its good faith judgment with advice of counsel, reasonably believes:

                  (a) that the filing thereof at the time requested, or the offering of Registrable Shares pursuant thereto, would materially and adversely affect (a) a pending or scheduled public offering of the Company's securities, (b) an acquisition, merger, recapitalization, consolidation, reorganization or similar transaction by or of the Company, (c) pre-existing and continuing negotiations, discussions or pending proposals with respect to any of the foregoing transactions, or
         (d) the financial condition of the Company in view of the disclosure of any pending or threatened litigation, claim, assessment or governmental investigation which may be required thereby; and

                  (b) that the failure to disclose any material information with respect to the foregoing would cause a violation of the Securities Act or the Exchange Act.

                  Section 3.04. Indemnification of PBIO. In the event that the Company registers any of the Registrable Shares under the Securities Act, the Company will indemnify and hold harmless PBIO and each underwriter of Registrable Shares (including their officers, directors, affiliates and partners and including any broker or dealer through whom Registrable Shares may be sold in such registration) and each person, if any, who controls PBIO or any such underwriter within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them become subject under the Securities Act, applicable state securities laws or under any other statute or at common law or otherwise, as incurred, and, except as hereinafter provided, will reimburse PBIO, each such underwriter and each such controlling person, if any, for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, as incurred, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement, in any preliminary or amended preliminary prospectus or in the final prospectus (or the registration statement or prospectus as from time to time amended or supplemented by the



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Company) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act or any state securities laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration, unless
(i) such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or amended preliminary prospectus or final prospectus in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by PBIO (in the case of indemnification of PBIO), any such underwriter (in the case of indemnification of such underwriter) or any such controlling person (in the case of indemnification of such controlling person) expressly for use therein, or unless (ii) in the case of a sale directly by PBIO (including a sale of Registrable Shares through any underwriter retained by PBIO to engage in a distribution solely on behalf of PBIO), such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary prospectus and corrected in a final or amended prospectus copies of which were delivered to PBIO or such underwriter on a timely basis, and PBIO failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of the Registrable Shares to the person asserting any such loss, claim, damage or liability in any case where such delivery is required by the Securities Act.

                  Promptly after receipt by PBIO, any underwriter or any controlling person of notice of the commencement of any action in respect of which indemnity may be sought against the Company, PBIO, or such underwriter or such controlling person, as the case may be, shall notify the Company in writing of the commencement thereof (provided, that failure to so notify the Company shall not relieve the Company from any liability it may have hereunder, except to the extent prejudiced by such failure) and, subject to the provisions hereinafter stated, the Company shall be entitled to assume the defense of such action (including the employment of counsel, who shall be counsel reasonably satisfactory to PBIO, such underwriter or such controlling person, as the case may be) and the payment of expenses insofar as such action shall relate to any alleged liability in respect of which indemnity may be sought against the Company.

                  PBIO, any such underwriter or any such controlling person shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel subsequent to any assumption of the defense by the Company shall not be at the expense of the Company unless the employment of such counsel has been specifically authorized in writing by the Company; provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate



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counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred. At any time, PBIO may select separate counsel and assume its own legal defense with the expenses and fees of such separate counsel and other expenses related to such separate counsel to be borne by PBIO. The Company shall not be liable to indemnify PBIO, any underwriter or any controlling person for any settlement of any such action effected without the Company's written consent (which consent shall not be unreasonably withheld or delayed). The Company shall not, except with the approval of each party being indemnified under this Section 3.04, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the parties being so indemnified of a release from all liability in respect to such claim or litigation.

                  In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which PBIO, or any controlling person of PBIO, makes a claim for indemnification pursuant to this
Section 3.04 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 3.04 provides for indemnification in such case, then, the Company and PBIO will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of PBIO on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of PBIO on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by PBIO on the other, and each party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, (A) PBIO will not be required to contribute any amount in excess of the public offering price of all Registrable Shares offered by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

         The indemnities provided in this Section 3.04 shall survive the transfer of any Registrable Shares by PBIO.

         Section 3.05 Indemnification of Company. In the event that the Company registers any of the Registrable Shares under the Securities Act, PBIO will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed or otherwise participated



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in the preparation of the registration statement, each underwriter of the
Registrable Shares so registered (including any broker or dealer through whom such of the shares may be sold) and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, applicable state securities laws or under any other statute or at common law or otherwise, and, except as hereinafter provided, will reimburse the Company and each such director, officer, underwriter or controlling person for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement, in any preliminary or amended preliminary prospectus or in the final prospectus (or in the registration statement or prospectus as from time to time amended or supplemented) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, but only insofar as any such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by PBIO expressly for use therein; provided, however, that PBIO's obligations hereunder shall be limited to an amount equal to the proceeds received by PBIO for the Registrable Shares sold in such registration.

                  Promptly after receipt of notice of the commencement of any action in respect of which indemnity may be sought against PBIO, the Company shall notify PBIO in writing of the commencement thereof (provided, that failure to so notify PBIO shall not relieve PBIO from any liability it may have hereunder, except to the extent prejudiced by such failure), and PBIO shall, subject to the provisions hereinafter stated, be entitled to assume the defense of such action (including the employment of counsel, who shall be counsel reasonably satisfactory to the Company) and the payment of expenses insofar as such action shall relate to the alleged liability in respect of which indemnity may be sought against PBIO. The Company and each such director, officer, underwriter or controlling person shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel subsequent to any assumption of the defense by PBIO shall not be at the expense of PBIO unless employment of such counsel has been specifically authorized in writing by PBIO. PBIO shall not be liable to indemnify any person for any settlement of any such action effected without PBIO's written consent (which consent shall not be unreasonably withheld or delayed).

                  In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which the Company, its officers, directors or controlling persons ("Company Indemnitees") exercising its rights under this Article III, makes a claim for indemnification pursuant to this Section 3.05, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding that this Section 3.05 provides for indemnification, in such case, then, the Company Indemnitee and PBIO will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the Company Indemnitee on the one hand and of the PBIO on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company Indemnitee on the one hand and of PBIO on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company Indemnitee on the one hand or by PBIO on the other, and each party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, (A) PBIO will not be required to contribute any amount in excess of the public offering price of all such Registrable Shares offered by it pursuant to such registration statement; and
(B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

                  Section 3.06. Further Obligations of the Company. Whenever under the preceding Sections of this Article III, the Company is required hereunder to register Registrable Shares, it agrees that it shall also do the following:

                  (a) Furnish to PBIO such copies of each preliminary and final prospectus and such other documents as PBIO may reasonably request to facilitate the public offering of the Registrable Shares;

                  (b) Use its best efforts to register or qualify the Registrable Shares covered by said registration statement under the applicable securities or "blue sky" laws of such jurisdictions as PBIO may reasonably request; provided, however, that the Company shall not be obligated to qualify to do business in any jurisdictions where it is not then so qualified or to take any action which would subject it to the service of process in suits other than those arising out of the offer or sale of the securities covered by the registration statement in any jurisdiction where it is not then so subject;

                  (c) Permit PBIO or its counsel or other representatives to inspect and copy such corporate documents and records as may reasonably be requested by them, after reasonable advance notice and without undue interference with the operation of the Company's business;

                  (d) Furnish to PBIO a copy of all documents filed with and all correspondence from or to the Commission in connection with any such offering of securities;

                  (e) Use its best efforts to insure the obtaining of all necessary approvals from the National Association of Securities Dealers, Inc.; and

                  (f) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earning statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month after the effective date of the registration statement covering a Public Offering, which earning statement shall satisfy the provisions of
         Section 11(a) of the Securities Act and Rule 158 thereunder.

                  Whenever under the preceding Sections of this Article III PBIO is registering Registrable Shares pursuant to any registration statement, (i) PBIO agrees to timely provide to the Company, at its request, such information and materials as it may reasonably request in order to effect the registration of such Registrable Shares and (ii) if the offering is underwritten, the Company and PBIO agree to execute an underwriting agreement containing customary conditions.

                  Section 3.07. Expenses. Subject to Section 3.02(b) in the case of each registration effected under Section 3.01 or 3.02, the Company shall bear its own reasonable costs and expenses of each such registration on behalf of PBIO, including, but not limited to, the Company's printing, legal and accounting fees and expenses, Commission and NASD filing fees and "blue sky" fees and expenses; provided, however, that the Company shall have no obligation to pay or otherwise bear any portion of the underwriters' commissions or discounts or transfer taxes attributable to the Registrable Shares being offered and sold by PBIO, or the fees and expenses of counsel for PBIO in connection with the registration of the Registrable Shares.

         The Company shall pay all expenses in connection with any registration initiated pursuant to this Article III which is withdrawn, delayed or abandoned at the request of the Company, unless such registration is withdrawn, delayed or abandoned solely because of any action of PBIO.

                  Section 3.08. Non-Transferability. PBIO's rights and obligations contained in this Article III shall not be transferable to any other party under any circumstances, whether by operation of law or otherwise.

                  Section 3.09 Lock-Up Agreement. PBIO agrees, if so requested by the Company in connection with any public offering of the Company's securities, not to sell, grant any option or right to buy or sell, or otherwise transfer or dispose of in any manner, whether in privately-negotiated or open-market transactions, any Common Stock or other securities of the Company held by it during the 180-day period following the effective date of a registration statement filed pursuant to a public offering, nor will it permit any of its affiliates or associates to do any of the foregoing. PBIO, its affiliates or associates shall enter into "lock-up" agreements to such effect. Such "lock-up" agreements shall be in writing and in form and substance satisfactory to the Company. The Company may impose stop-transfer instructions with respect to the Shares (or securities) subject to the foregoing restrictions until the end of said 180-day period.

                  Section 3.10 Termination of Registration Rights. Notwithstanding any other term or provision of this Article III, at such time as PBIO is free to sell the Registrable Shares without registration pursuant to Rule 144(k) promulgated under the Securities Act, all rights of PBIO as to such Registrable Shares under Sections 3.01 and 3.02 of this Article III shall terminate.



                                   ARTICLE IV

                                  MISCELLANEOUS

         Section 4.01. Interpretation. For all purposes of this Agreement, the term Company Common Stock shall include any securities of any issuer entitled to vote generally for the election of directors of such issuer which securities the holders of the Company Common Stock shall have received or as a matter of right be entitled to receive as a result of (i) any capital reorganization or reclassification of the capital stock of the Company, (ii) any consolidation, merger or share exchange of the Company with or into another corporation or
(iii) any sale or substantially all the assets of the Company.

         Section 4.02. Enforcement. (a) PBIO acknowledges and agrees that irreparable damage would occur if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, the Company will be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically its provisions in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which the Company may be entitled at law or in equity.

                  (b) No failure or delay on the part of the Company in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

         Section 4.03. Entire Agreement. This Agreement, together with the applicable provisions of the Master Agreement and the PBIO Voting Agreement, constitutes the entire understanding of the parties with respect to the transactions contemplated hereby and thereby. This Agreement may be amended only by an agreement in writing executed by the Company and PBIO.

         Section 4.04. Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be unenforceable, the remaining provisions shall remain in full force and effect. It is declared to be the intention of the parties that they would have executed the remaining provisions without including any that may be declared unenforceable.

         Section 4.05. Headings. Descriptive headings are for convenience only and will not control or affect the meaning or construction of any provision of this Agreement.

         Section 4.06. Counterparts. This Agreement may be executed in two or more counterparts, and each such executed counterpart will be an original instrument.

         Section 4.07. Notices. All notices, consents, requests, instructions, approvals and other communications provided for in this Agreement and all legal process in regard to this Agreement will be validly given, made or served, if in writing and delivered personally, by telecopy (except for legal process) or sent by certified mail postage paid.

if to the Company:     ChemGenics Pharmaceuticals Inc.
                       One Kendall Square
                       Building 300, Third Floor
                       Cambridge, MA 02139
                       Attn:  Barry A. Berkowitz

with a copy to:        Jeffrey M. Wiesen, Esq.
                       Mintz, Levin, Cohn,
                          Ferris, Glovsky and Popeo, P.C.
                       One Financial Center
                       Boston, MA  02111
                       Fax: (617) 542-2241

if to PBIO:            PerSeptive Biosystems, Inc.
                       500 Old Connecticut Path
                       Framingham, MA 01701
                       Attn: Noubar B. Afeyan
with copies to:        Rufus C. King, Esq.
                       Testa, Hurwitz & Thibeault, LLP
                       125 High Street
                       Boston, MA  02110
                       Fax: (617) 248-7100


or to such other address or telecopy number as any party may, from time to time, designate in a written notice given in a like manner. Notice by telecopy shall be deemed delivered on the day telephone confirmation of receipt is given.

         Section 4.08. Successors and Assigns. This Agreement shall bind the successors and assigns of the parties, and inure to the benefit of any successor or assign of any of the parties; provided, however, that no party may assign this Agreement without the other party's prior written consent; provided further, however, that the rights contained in Article III of this Agreement may not be transferred or assigned under any circumstances.

         Section 4.09. Legend. Each certificate representing shares of capital stock of the Company beneficially owned by PBIO or its affiliates or associates shall bear a legend in substantially the following form, until such time as the shares of capital stock represented thereby are no longer subject to the provisions hereof:

                  "The sale, transfer or assignment of the securities represented by this certificate are subject to the terms and conditions of a certain Standstill and Registration Rights Agreement dated June 28, 1996, as amended from time to time, between the Company and PerSeptive Biosystems, Inc. Copies of such Agreement may be obtained at no cost by written request made by the holder of record of this certificate to the Secretary of the Company."

         Section 4.10. Term. The term of this Agreement shall be the period from the date first referred to above through and including June 28, 2006.

         Section 4.11. Governing Law. This Agreement will be governed by and construed and enforced in accordance with the law of The Commonwealth of Massachusetts, without giving effect to the conflict of laws principles thereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first referred to above.

                                        CHEMGENICS PHARMACEUTICALS INC.


                                        By:_____________________________________
                                           Barry A. Berkowitz, Ph.D.
                                           President and Chief Executive Officer


                                        PERSEPTIVE BIOSYSTEMS, INC.


                                        By:_____________________________________
                                           Noubar B. Afeyan, Ph.D.
                                           President and Chief Executive Officer